UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 19, 2013

BNET MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-178000	30-0523156
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

122 West 26th Street, 5th Floor
New York, NY 10001
(Address of principal executive offices)  (zip code)

(917) 720-3541
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Bnet Media Group, Inc.
Form 8-K
Current Report

ITEM 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board Approval of 2013 Non-Qualified Stock Option and Award Plan

On June 19, 2013, the board of directors of Bnet Media Group, Inc. (the “Company”) authorized the Company to reserve up to 10,500,000 shares of its common stock, par value $0.001 per share, for issuance pursuant to the terms and conditions set forth in the Company’s 2013 Non-Qualified Stock Option and Award Plan (the “Plan”), under which options to acquire stock of the Company or bonus stock may be granted from time to time to employees, including of officers and directors of the Company and/or its subsidiaries. In addition, at the discretion of the board of directors or other administrator of the Plan, options to acquire stock of the Company or bonus stock may from time to time be granted under the Plan to other individuals who contribute to the success of the Company or its subsidiaries but who are not employees of the Company. All options to acquire stock issued under the Plan are exercisable at $0.10 share.  The Plan became effective immediately on adoption by the board of directors. However, the Plan will be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at a duly held shareholders' meeting or approved by the unanimous written consent of the holders of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding voting stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

None of the Company’s named executive officers or directors has been issued options under the Plan.

A copy of the Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the terms of the Plan is qualified in its entirety by reference to the full text of such document.

 ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit No.	Description
10.1	Bnet Media Group, Inc. 2013 Non-Qualified Stock Option and Award Plan
2.1 110.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2013	Bnet Media Group, Inc.
a Nevada corporation
/s/ Gerald E. Sklar

By: Gerald E. Sklar
Its: President and Chief Executive Officer